Exhibit 99.1

News Release

Dine Brands Agrees to Acquire Fuzzy’s Taco Shop

Transaction will add highly franchised, fast-casual brand in fast-growing Mexican category to

Dine Brands’ strong portfolio of iconic brands

GLENDALE, Calif. – DECEMBER 5, 2022 – Dine Brands Global, Inc. (NYSE: DIN), the parent company of Applebee’s Neighborhood Grill + Bar® and IHOP® restaurants, today announced that it has agreed to acquire Fuzzy’s Taco Shop® (“Fuzzy’s”) from Experiential Brands, LLC, a wholly owned subsidiary of NRD Holding Company, for $80 million in cash. Fuzzy’s is a fast-casual restaurant concept serving Mexican favorites with a Baja twist. The transaction is expected to be immediately accretive to earnings. Net of tax benefits, the purchase price is approximately $70 million.

Founded in 2003 in Fort Worth, Texas, Fuzzy’s is a category innovator, offering a new twist on Mexican favorites at a value price point. With a clearly defined and compelling brand, Fuzzy’s is competitively differentiated with strong consumer awareness and net promoter scores. Fuzzy’s is led by a strong management team, including Chief Executive Officer Paul Damico, a 35-year industry veteran at FOCUS Brands, Moe’s Southwest Grill, and Global Franchise Group. Paul has been successful in the sustained growth of the brand and will continue to drive the future of Fuzzy’s under the Dine Brands umbrella.

“Fuzzy’s Taco Shop is a compelling business with a loyal customer base and a distinct identity. It is an attractive asset with a tremendous growth trajectory and will be a complementary addition to our highly franchised portfolio,” said John Peyton, Chief Executive Officer of Dine Brands. “By adding Fuzzy’s to the Dine Brands family, we are investing in a high growth concept as part of our longer-term growth agenda, which is aligned with our strategy to build shareholder value.”

Peyton continued, “Paul and his team have done a tremendous job creating a solid foundation for the business, as evidenced by its attractive financial profile and differentiated brand positioning within its segment. We are eager to work with Paul and his leadership team as we execute on accelerating Fuzzy’s growth.”

Fuzzy’s, with 138 restaurants in 18 states, has long-term development agreements currently in place to nearly double its current restaurant base over time. 98% of Fuzzy’s current system is franchised and its strong unit economics attract franchisees to open more restaurants. The brand is expected to generate approximately $230 million in systemwide sales in 2022.

A supplemental presentation with more details on the transaction is available at investors.dinebrands.com.

“I’m incredibly proud of the work the Fuzzy’s team and franchisees have accomplished over the past few years, which has enabled us to enter this new chapter of growth together with Dine Brands,” said Paul Damico, CEO of Fuzzy’s Taco Shop. “With Dine Brands’ substantial industry resources, we will be well positioned to build upon our proven successes and accelerate our growth.”

Centerview Partners LLC acted as exclusive financial advisor and Sidley Austin LLP acted as legal advisor to Dine Brands on the transaction. Arlington Capital Advisors served as exclusive financial advisor to Fuzzy’s Taco Shop and Cheng Cohen LLC served as legal advisor to Fuzzy’s Taco Shop and NRD Holding Company on the transaction.

About Fuzzy’s Taco Shop

Founded in 2003 near the Texas Christian University campus in Fort Worth, Fuzzy’s Taco Shop® is a fast casual restaurant serving Mexican favorites with a splash of Baja. The laid-back atmosphere pairs perfectly with signature Baja-style tacos, famous chips and queso and icy-cold beverages always served at a chill price. With 138 franchise- and corporate-owned locations in 18 states, Fuzzy’s Taco Shop was ranked a Top Food Franchise, Top Franchise for Culture, and Top Multi-Unit Franchise for 2021 by Franchise Business Review. They’ve also been recognized in Franchise Times “The Top 500 Issue” in 2022 and appeared in Entrepreneur’s 2021 Franchise 500 Ranking and Nation’s Restaurant News’ #10 “Fastest Growing Chains” of 2018. For franchising information, visit www.MyFuzzys.com.

About Dine Brands Global, Inc.

Based in Glendale, California, Dine Brands Global, Inc. (NYSE: DIN), through its subsidiaries, franchises restaurants under both Applebee’s Neighborhood Grill + Bar® and IHOP® brands. With over 3,400 restaurants combined in 16 countries and 338 franchisees as of December 31, 2021, Dine Brands is one of the largest full-service restaurant companies in the world. For more information on Dine Brands, visit the Company’s website located at www.dinebrands.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as the anticipated benefits of the Fuzzy’s acquisition. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: uncertainty regarding the duration and severity of the ongoing COVID-19 pandemic and its ultimate impact on the Company; the effectiveness of related containment measures; general economic conditions, including the impact of inflation; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health of our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters, pandemics, epidemics, or other serious incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; disruptions to our business and operations resulting from our agreement to acquire Fuzzy’s Tacos (or the announcement thereof); our inability to successfully close the Fuzzy’s Tacos acquisition in a timely manner or at all due to the failure to satisfy the conditions precedent to the consummation of the transaction; our failure to realize the expected benefits of the Fuzzy’s Tacos acquisition if it does close; and other factors discussed in the Risk Factors Section of our Annual Report on Form 10-K. The forward-looking statements contained in this press release are made as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by law, we do not intend to, nor do we assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Investor Contact

Brett Levy

Vice President, Investor Relations

Dine Brands Global, Inc.

(818) 637-3632

Brett.Levy@dinebrands.com

Media Contact

Susan Nelson

Sr. Vice President, Global Communications

Dine Brands Global, Inc.

Susan.Nelson@dinebrands.com